UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202, Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐->Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐->Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐->Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐->Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01      Other Events

On October 15, 2020, South State Corporation (NASDAQ: SSB) (the “Company” or “South State”) announced that the Company’s Correspondent Banking Division will be expanding through the acquisition of Duncan-Williams, Inc., a 52-year-old family- and employee-owned registered broker-dealer, headquartered in Memphis, Tennessee, serving primarily institutional clients across the U.S. in the fixed income business.

The transaction has been approved by the Company’s board of directors and is expected to close in Q1 2021, subject to receipt of regulatory approvals and compliance with other customary closing conditions. Upon completion of the transaction, the Duncan-Williams firm will become an operating subsidiary of South State Bank, a wholly owned subsidiary of the Company (the “Bank”). South State expects the transaction to be immediately accretive to earnings per share.

Barclays served as financial advisor to South State in connection with the transaction and Maynard Cooper & Gale served as its legal counsel. Genesis Capital LLC served as financial advisor to Duncan-Williams and Baker Donelson served as its legal counsel.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits:

	Exhibit No.	Description

	Exhibit 99.1	Press Release dated October 15, 2020

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Information in this communication may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of South State to differ materially from any results expressed or implied by such forward-looking statements. Specifically, with respect to statements relating to the expected completion of the acquisition of Duncan-Williams and the expected accretive impact of the transaction on South State’s financial results, such factors include, among others, (1) disruption to the parties’ businesses as a result of the announcement of the transaction, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement, (3) the risk that the integration of the operations of Duncan-Williams into the Bank will be more costly or difficult than expected, (4) the amount of the costs, fees, expenses and charges related to the transaction, (5) the ability of the parties to obtain required regulatory approvals of the transaction, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners, (7) general competitive, economic, political and market conditions, and (8) other factors that may affect future results of South State, as disclosed in South State’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and filed by South State with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. South State disclaims any obligation and does not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Date: October 15, 2020

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